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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) December 22, 1999
                                                      --------------------------

                        GlobalDigitalCommerce.com, Inc.
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              (Exact name of registrant as specified in charter)

          Delaware                      0-23589                 33-0775687
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  (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)

  10660 Scripps Ranch Blvd., Suite 100, San Diego, California              92131
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  (Address of principal executive offices)                            (Zip Code)

  Registrant's telephone number, including area code (858) 790-1212
                                                     ---------------------------

                              C2i Solutions, Inc.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     On December 22, 1999, the Registrant changed its name from C2i Solutions, Inc. to GlobalDigitalCommerce.com, Inc. to better reflect its corporate direction. The new ticker symbol is GDXX for the common stock and GDXXW for the warrants.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of business acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

  Exhibit
    No.                                               Description
    ---                                               -----------
    99.1          Press Release of GlobalDigitalCommerce.com, Inc. dated January
                  4, 2000

Items 1, 2, 3, 4 and 6 are not applicable and have been ommitted.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GlobalDigitalCommerce.com, Inc.



Date: January 4, 2000            By:  /s/ John Anthony Whalen, Jr.
                                      ------------------------------------------
                                      John Anthony Whalen, Jr., President, Chief
                                      Executive Office, and Chairman (Principal
                                      Executive Officer)


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                                 EXHIBIT INDEX
                                 -------------

Exhibit
  No.                                       Description
  ---                                       -----------

  99.1    Press Release of GlobalDigitalCommerce.com, Inc. dated January 4, 2000